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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                January 11, 2000
                Date of report (Date of earliest event reported)



                            K-TEL INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)



   MINNESOTA                       0-6664                     41-0946588

(State or Other            (Commission File Number)         (IRS Employer
Jurisdiction                                              Identification No.)
of Incorporation)



            2605 Fernbrook Lane North, Plymouth, Minnesota 55447-4736
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (612) 559-6800
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable.

ITEM 5. OTHER EVENTS.

         On January 11, 2000, the registrant was named in a lawsuit entitled CHRISTOPHER EARLY V. K-TEL INTERNATIONAL, INC., ET AL, brought in the Circuit Court of Cook County, Illinois, against the registrant and certain of its subsidiaries by Christopher Early. The suit also names as defendants certain other manufacturers, distributors and a number of nationwide retailers. The plaintiff seeks damages on behalf of himself and a purported class of purchasers of cassette tapes and compact discs produced, distributed and/or sold by the defendants. The plaintiff claims that the defendants engaged in deceptive and misleading packaging of cassette tapes and compact discs by failing to give proper notice to consumers that the songs contained therein are not the original recordings by the original artists. The complaint also alleges consumer fraud, deceptive and unfair practices, and fraud in connection with website advertising and marketing. Similar litigation against the registrant had been brought by Mr. Early in 1997, and was dismissed by a U.S. federal court in 1999 on jurisdictional grounds. The registrant denies that it mislabeled cassette tapes and compact discs or engaged in fraudulent or deceptive conduct and intends to vigorously defend the purported action, which seeks an undetermined amount of compensatory damages and punitive damages in the amount of $10.0 million, an injunction and costs incurred in the litigation, including attorneys fees. Based upon information available to it, the registrant further believes that damages, if any, are speculative and that there are no grounds for an award of punitive damages. While discovery has not yet begun and no assurance can be given that the registrant will be successful in defending this action, the registrant believes it has meritorious defenses to all of the plaintiff's claims.

         This Report on Form 8-K contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking


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statements may be identified by the use of terminology such as "may," "will,"
"expect," "anticipate," "estimate," "should," or "continue" or the negative thereof or other variations thereon or comparable terminology. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or from those results currently anticipated or projected. Such factors include, among other things, the following: consumer purchasing; demand for and market acceptance of new and existing products; the impact from competition for Internet content, merchandise and recorded music; relationships with suppliers, market acceptance of the Internet for commerce and as a medium for advertising; success of marketing and promotion efforts; technological changes and difficulties; availability of financing; foreign currency variations; general economic, political and business conditions; and other matters set forth under the caption "Cautionary Statements" in Exhibit 99 in the registrant's Annual Report on Form 10-K for the year ended June 30, 1999.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of businesses acquired.

             Not applicable.

         (b) Pro forma financial information.

             Not applicable.

         (c) Exhibits.

             Not applicable



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 21, 2000                       By:    /s/ Steven A. Kahn
                                                 ----------------------------
                                             Name:  Steven A. Kahn
                                             Title:   Chief Financial Officer



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